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                                                                   EXHIBIT 10(b)

                             SNB BANCSHARES, INC.
                       1996 INCENTIVE STOCK OPTION PLAN         DATE OF ADOPTION
                                                                     MAY 1996

1.  Purpose.

    (a) This 1996 Incentive Stock Option Plan (the "Plan") document is intended to implement and govern the Incentive Stock Option Plan of SNB Bancshares, Inc., a Georgia corporation ("Company"), and its subsidiary corporation, Security National Bank ("Bank"). It provides for the granting of options that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

    (b) The purpose of this Plan is to further the interests of the Company by assisting the Bank in retaining and developing strong management and inducing individuals to become and remain employees of the Bank. The Plan is intended to accomplish this purpose by allowing the Company to grant options ("Options") to purchase shares of the Company's $1.00 par value common stock ("Common Stock"). For purposes of the Plan, "Parent Corporation" and "Subsidiary Corporation" shall mean corporations as defined in Sections 424(e) and 424(f), respectively, of the Code.

2.  Administration.

    (a) The Plan shall be administered by the Board of Directors (the "Board") or by a committee ("Committee") appointed by the Board and consisting of not less than two Board members. (For purposes of this plan document, the term "Board" shall mean the Committee to the extent that the Board's powers have been delegated to the Committee.)

    (b) The Board shall have sole authority in its absolute discretion to (i) determine which officers or other key employees of the Bank shall receive Options ("Optionees"), and (ii) subject to the express provisions of this Plan, to determine the time when Options shall be granted, the terms and conditions of Options other than those terms and conditions fixed under this Plan, and the number of shares which may be issued upon exercise of the Options. The Board shall adopt by resolution such rules and regulations as may be required to carry out the purposes of the Plan and shall have authority to do everything necessary or appropriate to administer the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees. Administration of the Plan with respect to members of the Committee shall not be delegated, but shall at all times remain vested in the Board. The Board may from time to time remove members from, or add members to, the Committee and vacancies on the Committee shall be filled by the Board. Furthermore, the Board at any time by resolution may abolish the Committee and revest in the Board the administration of the Plan.




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     (c) With respect to Options granted to an employee who is also a member of the Board, the Board shall take action by a vote sufficient without counting the vote of such member of the Board, although such member of the Board may be counted in determining the presence of a quorum at a meeting of the Board which authorizes the granting of Options to such member of the Board.

     (d) The Committee, if appointed pursuant to this Section 2. shall report to the Board the name of the employees granted Options, the number of shares covered by each Option and the terms and conditions of each such Option.


3. Eligibility. Persons who shall be eligible to receive Options under the Plan shall be officers and other key employees of the Bank who render those types of services which contribute materially to the success of the Bank. The determination as to whether an officer or other key employee is eligible to receive Options hereunder shall be made by the Board in its sole discretion, and the decision of the Board shall be binding and final.

4. Number of Shares. The maximum aggregate number of shares which may by optioned and sold under the Plan is 32,500 shares of authorized but unissued or treasury shares of Common Stock of the Company. In the event that Options granted under the Plan shall terminate or expire without being exercised, in whole or in part, the shares subject to such unexercised Options shall again become available for the granting of an Option under this Plan.

5. Option Price. The option price ("Option Price") for shares of Common Stock to be issued under the Plan shall be equal to or greater than the fair market value of such shares on the date on which the Option covering such shares is granted, except that if on the date on which such Option is granted the Optionee is a Restricted Shareholder (as defined hereinafter), then such Option Price shall be equal to or greater than one hundred ten percent (110%) of the fair market value of the shares on the date such Option is granted. For the purposes of the Plan, a "Restricted Shareholder" is an individual who, at the time an Option is granted under the Plan, owns stock possessing more than ten percent (10%) of the total combined vesting power of all classes of stock of the Bank, with stock ownership to be determined in light of the attribution rules set forth in
Section 424(d) of the Code. The fair market value of shares of Common Stock for all purposes of the Plan shall be determined by the Board in its sole discretion, exercised in good faith.

6. Term of the Plan. The Plan shall be effective as of May __, 1996 and shall continue in effect for ten (10) years thereafter until May __, 2006, unless terminated earlier. No Option may be granted pursuant hereto after May __, 2006.


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7.  Exercise of Options. Subject to the limitations set forth herein and/or in any applicable Stock Option Agreement entered into hereunder, Options granted under the Plan shall be exercisable in accordance with the following rules:

    (a) General. Subject to the other provisions of this Section 7, Options shall vest and become exercisable at such times and in such installments as the Board shall provide in each individual Stock Option Agreement. Notwithstanding the foregoing, the Board may in its sole discretion, accelerate the time at which an Option or installment thereof may be exercised.

    (b) Termination of Options. All installments of an Option shall expire and terminate on such date as the Board shall determine, but in no event later than ten (10) years (five (5) years in the case of a Restricted Shareholder) from the date such Option was granted ("Option Termination Date"). Unless provided otherwise in this Section 7 or in the Stock Option Agreement pursuant to which an Option is granted, an Option shall vest and may be exercised as provided in such Stock Option Agreement and at any time thereafter until, and including, the day before the Option Termination Date.

    (c) Change in Control.

        (i) In the event that the employment of an Optionee with the Company or Bank is terminated, voluntarily or involuntarily, by reason of a Change in Control (as defined hereinafter), any Options granted pursuant hereto which have not vested as of the date of such Optionee's termination of employment by reason of a Change in Control shall become vested and exercisable on the Optionee's date of termination. All vested and exercisable Options granted pursuant hereto to such Optionee shall be exercisable until the earlier of the Option Termination Date or the date thirty (30) days after the date of such Optionee's date of termination. Provided, however, if such Optionee should breach any covenant regarding proprietary information or other protective covenants of an employment agreement with the Company or Bank following termination, then any Option granted pursuant hereto by not exercised as of the date of such breach shall be immediately forfeited. As used herein, a "Change in Control" shall mean either: (1) the acquisition, directly or indirectly, by any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) within any twelve (12) month period of securities of the Company or Bank representing any aggregate of thirty percent (30%) or more of the combined voting power of the Parent Corporation's or Subsidiary Corporation's then outstanding securities; (2) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company or Bank, cease for any reason to constitute a majority thereof, unless each new director was nominated by the directors then still in office who


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were directors at the beginning of the period; (3) consummation of a merger, consolidation or other business combination of the Company or Bank with any other "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) or affiliate thereof, other than a merger, consolidation or business combination which would result in the outstanding common stock of the Company or Bank immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into common stock of the surviving entity or a parent or affiliate thereof) at least sixty percent (60%) of the common stock of the Company or Bank, or such surviving entity or a parent or affiliate thereof outstanding immediately after such merger, consolidation or business combination; (4) consummation of a plan of complete liquidation or the Company or Bank; or (5) the sale or disposition by the Company or Bank of all or substantially all the assets of the Company or Bank to an unaffiliated third party.

        (ii) Upon the consummation of any Change in Control specified in Section 7(c)(i) above, the Plan and any unexercised Options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective, unless provision is made in connection with such transaction for assumption of Options previously granted or the substitution for such Options of new options covering the securities of a successor corporation or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and prices. Any change or adjustment made pursuant to the terms of this Section 7(c)(ii) shall be made in such a manner so as not to constitute a "modification" as defined in
Section 424(h) of the Code and so as not to cause any Incentive Stock Option issued under the Plan to fail to continue to qualify as an Incentive Stock Option as defined in Section 422(b) of the Code.

    (d) Death or Disability of Optionee While Employed.

        (i) In the event that the employment of an Optionee with the Company or Bank is terminated by reason of such Optionee's death, any Options granted pursuant hereto which have not vested as of the date of such Optionee's death shall become vested and exercisable on the date of Optionee's death. All vested and exercisable Options granted pursuant hereto to such Optionee shall be exercisable until the earlier of the Option Termination Date or the date thirty
(30) days after the date of qualification of such Optionee's personal representative. Any such vested Option of a deceased Optionee may be exercised prior to their expiration only by a person or persons to whom such Optionee's Option rights pass by will or by the laws of descent and distribution. Provided, however, if such Optionee should breach any covenant regarding proprietary information or other protective covenants of an employment agreement with the Company or Bank following termination, then any Option granted pursuant hereto but not



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exercised as of the date of such breach shall be immediately forfeited.

        (ii) In the event that the employment of an Optionee with the Company or Bank is terminated by reason of such Optionee becoming Totally Disabled (as defined hereinafter), any Options granted pursuant hereto which have not vested as of the date of such Optionee's termination of employment by reason of becoming Totally Disabled shall become vested and exercisable on the date of Optionee becoming Totally Disabled. All vested and exercisable Options granted pursuant hereto to such Optionee shall be exercisable until the earlier of the Option Termination Date or the date thirty (30) days after the date of such Optionee becoming Totally Disabled. As used herein, "Totally Disabled" refers to a condition resulting from injury or illness to an Optionee while such Optionee is an employee of the Company or Bank which prevents such Optionee from performing his or her services pursuant to any employment agreement for a period of ninety (90) consecutive days. Provided, however, if such Optionee should breach any covenant regarding proprietary information or other protective covenants of an employment agreement with the Company or Bank following termination, then any Option granted pursuant hereto but not exercised as of the date of such breach shall be immediately forfeited.

    (e) Termination of Employment Other Than by Change in Control or by Death or Disability.

        (i) In the event that the employment of an Optionee with the Company or Bank is terminated for Cause (as defined hereinafter), all Options granted pursuant hereto which have not vested as of such Optionee's date of termination shall expire and become unexercisable on the earlier of the Option Termination Date or the Optionee's date of termination. All vested and exercisable options as of such Optionee's date of termination shall expire on the earlier of the Option Termination Date or the date thirty (30) days after such Optionee's date of termination. As used herein, "Cause" shall mean:

            (1) conduct by an Optionee in the performance of his or her duties that amounts to insubordination, fraud, dishonesty, misappropriation of Company or Bank assets or misconduct;

            (2) failure by an Optionee to perform his or her duties diligently, competently and in a manner and to the extent required under any employment agreement with the Company or Bank, or breach by an Optionee of any covenant, promise, representation or warranty of any employment agreement with the Company or Bank or of any fiduciary or other obligation owed by an Optionee to the Company or Bank, including without limitation the obligation to refrain from engaging in activities prohibited by any employment


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agreement with Company or Bank;

                (3) the commission by an Optionee of a felony or any crime involving moral turpitude;

                (4) failure of an Optionee to follow established lawful policies of the Company or Bank.

Provided, however, if such Optionee should breach any covenant regarding proprietary information or other protective covenants of an employment agreement with the Company or Bank following termination, then any Option granted pursuant hereto but not exercised as of the date of such breach shall be immediately forfeited.

        (ii) In the event that the employment of an Optionee with the Company or Bank is terminated by the Company or Bank or by Optionee for any reason other than for Cause or upon Optionee's death or becoming Totally Disabled, all Options granted pursuant hereto which have not vested as of such Optionee's date of termination shall expire and become unexercisable on the earlier of the Option Termination Date or the Optionee's date of termination. All vested and exercisable options as of such Optionee's date of termination shall expire on the earlier of the Option Termination Date or the date thirty (30) days after such Optionee's date of termination. A leave of absence approved in writing by the Board shall not be deemed a termination of employment for purposes of this
Section 7(e)(ii), but no Option may be exercised during any such leave of absence. Provided, however, if such Optionee should breach any covenant regarding proprietary information or other protective covenants of an employment agreement with the Company or Bank following termination, then any Option granted pursuant hereto but not exercised as of the date of such breach shall be immediately forfeited.

   (f) Payment. The entire Option Price shall be paid in cash at the time the Option is exercised.

   (g) Miscellaneous.

        (i) An Option may be exercised in accordance with this Section 7 as to all vested Options from time to time during the applicable option period, except that an Option shall not be exercisable with respect to fractions of a share.

        (ii) As a condition to the exercise of an Option, the Board may in its sole discretion, require the Optionee to pay in cash, in addition to the purchase price of the shares covered by the Option, an amount equal to any federal, state and local taxes that may be required to be withheld in connection with the exercise of such Option.

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 8. Shareholder Approval. The Options granted under the Plan are effective immediately upon adoption of the Plan by the Board, but the exercise of any Option granted is conditioned on approval of the Plan by stockholders of the Company as required by applicable law and/or the Company's Certificate of Incorporation and Bylaws within twelve months after approval of the Plan by the Board. No Option granted pursuant hereto shall be exercisable (or otherwise vest any rights thereunder in the Optionees) unless and until the Plan has been so approved.

9. Limit on Amount of Exercisable Options. The aggregate fair market value (determined as of the date the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such individual during any calendar year under all incentive stock option plans of the Company shall not exceed one hundred thousand dollars ($100,000.00).

10. Stock Option Agreement. The terms and conditions of Options granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company or Bank and the person to whom the Option is granted. Each Stock Option Agreement shall incorporate the Plan by reference and shall include such provisions as are determined to be necessary or appropriate by the Board.

11. Stock Restriction Agreement. As a condition to the granting of any Option hereunder and the subsequent exercise of any such Option, the Board may require the Optionee to enter into a stock restriction agreement with the Company for the purpose of limiting the sale or other transfer of ownership of Common Stock acquired by the Optionee.

12. Amendment or Termination of the Plan.

    (a) The Board may amend, suspend and/or terminate the Plan at any time; provided, however, that except as provided in Section 15 below, the Board shall not amend the Plan in the following respects without shareholder approval:

               (i) To increase the maximum number of shares subject to the Plan;

               (ii) To change the designation or class of persons eligible to receive Options under the Plan;

              (iii) To extend the term of the Plan or the maximum Option exercise period; or

               (iv) To decrease the minimum price at which shares may be optioned under the Plan.

    (b)  Furthermore, the Plan may not, without the approval of

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the shareholders, be amended in any manner that would cause Incentive Stock
Options issued hereunder to fail to qualify as Incentive Stock Options as defined in Section 422(b) of the Code. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall adversely affect Options granted on or prior to the date thereof, as evidenced by the execution of a Stock Option Agreement by both the Company and the Optionee, without the consent of such Optionee.

13. Options Not Transferable. Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent and distribution, and may be exercised during the lifetime of an Optionee only by such Optionee or, if such Optionee shall become legally Incompetent or disabled, by such Optionee's guardian or legal representative.

14.  Restrictions on Issuance of Shares.

     (a) Subject to the limitations set forth herein, the Company shall have the following registration, qualification and stock exchange approval obligations:

          (i) In the event that the Company shall deem it necessary to register the Plan and/or the shares of Common Stock and/or the Options under the Securities Act of 1933 or other applicable statutes any shares of Common Stock with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from such registration requirements, then the Company shall take such action at its own expense before delivery of such shares; and/or

         (ii) In the event the shares of stock of the Company shall be listed on any national stock exchange at the time of the exercise of an Option under the Plan, then the Company shall make prompt application for such stock exchange's approval of the listing of such shares on such stock exchange, at the sole expense of the Company.

     (b) In no event shall the Company be obligated to agree to any conditions which it deems unacceptable as a prerequisite to obtaining such registration, qualification and/or stock exchange approval. The inability of the Company to obtain from any regulatory agency and/or stock exchange the authorization deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such requisite authorization shall not have been obtained.

     (c)  The exercise of Options granted under the Plan shall be

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conditioned upon the Company obtaining any required regulatory permit authorizing the Company to issue such Options.

15. Adjustments Upon Changes In Capitalization. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon proper authorization of the Board an appropriate adjustment shall be made in the number or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to individual Optionees under the Plan upon exercise of Options granted under the Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted pursuant hereto or the holders of Common stock or other classes or the Company's securities.

16. Representations and Warranties. As a condition to the granting and the exercise of any portion of an Option, the Company may require the person receiving or exercising such Option to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the Option and/or shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

17. No Enlargement of Employee Rights. The Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company or the Bank and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge or retire any employee thereof at any time. No employee shall have the right to or interest in options authorized hereunder prior to the grant of such an Option to such employee, and upon such grant he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation and Bylaws, as the same may be amended from time to time.

18. Privileges of Stock Ownership. No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon exercise of such Option until a

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certificate representing such shares shall have been issued. No adjustments shall be made for dividends or other rights for which the record date is prior to the date of issuance of such certificate, except as provided in Section 15.

19. Legends on Options and Stock Certificates. Each Stock Option Agreement and each certificate representing shares of Common Stock acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable securities laws to be placed on the Stock Option Agreement and/or certificate.

20. Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by the Secretary to any eligible person making reasonable inquiry concerning the Plan.

21. Applicable Law. The Plan shall be governed by and construed in accordance with the laws of the State of Georgia.

22.  Miscellaneous.

     (a) The Plan shall be binding upon the successors and assigns of the Company.

     (b) Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     (c) Headings of articles and sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

     IN WITNESS WHEREOF, pursuant to the due authorization and adoption of the Plan by the Board on _________, 1996, the Company has caused the Plan to be duly executed by its duly authorized officers this _______ day of ______, 1996.


                                                SNB BANCSHARES, INC.


                                            BY: _______________________________
                                                President



                                        ATTEST: _______________________________
                                                Secretary

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